UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On August 14, 2013, DreamWorks Animation SKG, Inc. (the “Company”) closed its previously announced offering of $300 million aggregate principal amount of its 6.875% senior notes due 2020 (the “Notes”). The Notes were sold at a price to investors of 100% of their principal amount. The Notes are unsecured, unsubordinated obligations of the Company and are guaranteed by the Company’s domestic subsidiaries that guarantee the Company’s credit facility.

The Notes were offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

The information set forth in Item 2.03 of this Form 8-K is incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 14, 2013, the Company and the guarantors named therein entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with the Company’s issuance of the Notes. The Indenture contains customary events of default for similar debt securities, which, if triggered, may accelerate payment of principal, premium, if any, and accrued but unpaid interest on the Notes. Such events of default include non-payment of principal and interest, non-performance of covenants and obligations, default on other material debt, failure to satisfy material judgments and bankruptcy or insolvency. If a change of control as described in the Indenture occurs, the Company may be required to offer to purchase the Notes from the holders thereof at a repurchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Notes are not otherwise required to be repaid prior to maturity, although they may be redeemed at the option of the Company at any time prior to their maturity in the manner and at the redemption prices specified in the Indenture.

The Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The description of the Indenture and the Notes is qualified in its entirety by reference to such exhibit.

The information regarding the offering of the Notes set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

ITEM 8.01. Other Events.

In connection with the offering of the Notes, on August 7, 2013, the Company entered into an amendment (the “Amendment”) to the Credit Agreement (the “Credit Agreement”) dated as of August 10, 2012, among the Company, the several lenders from time to time parties thereto and JP Morgan Chase Bank, N.A., as Administrative Agent and L/C Issuer. The purpose of the Amendment was to amend the Credit Agreement to allow the Company to create or permit to exist certain restrictions on the ability of its subsidiaries to pay dividends, transfer assets and take similar actions pursuant to the Indenture governing the Notes.

The Amendment is filed as Exhibit 4.2 to this Form 8-K and incorporated herein by reference. The description of the Amendment is qualified in its entirety by reference to such exhibit.

On August 14, 2013, the Company issued a press release relating to the closing of its offering of the Notes.

The text of the press release, which is attached hereto as Exhibit 99.1, is incorporated by reference herein in its entirety.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

4.1	Indenture, dated as of August 14, 2013, by and among DreamWorks Animation SKG, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 6.875% senior notes due 2020 of DreamWorks Animation SKG, Inc.

4.2	First Amendment to the Credit Agreement, dated as of August 7, 2013, among DreamWorks Animation SKG, Inc., the several lenders named therein and JPMorgan Chase Bank, N.A. as Administrative Agent and L/C Issuer.

99.1	Press release of DreamWorks Animation SKG, Inc. dated August 14, 2013

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates, forecasts and projections about the industry in which the Company operates, and management’s beliefs and assumptions made by management. Such statements include, in particular, statements about the Company’s plans, strategies and prospects. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “would,” “might,” “will,” “should,” “expect(s),” “forecast,” “predict,” “potential,” “continue,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “is scheduled for,” “targeted,” and variations of such words and similar expressions. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results and outcomes may differ materially from what is expressed or forecasted in any such forward-looking statements as a result of various factors, including but not limited to those risks and uncertainties listed under “Risk Factors” in the Company’s most recent annual report on Form 10-K and its most recent quarterly report on Form 10-Q. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements made in this Form 8-K or otherwise, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by securities or other applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: August 14, 2013	By:	/s/ Robert A. Kelly
Robert A. Kelly

Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of August 14, 2013, by and among DreamWorks Animation SKG, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 6.875% senior notes due 2020 of DreamWorks Animation SKG, Inc.

4.2	First Amendment to the Credit Agreement, dated as of August 7, 2013, among DreamWorks Animation SKG, Inc., the several lenders named therein and JPMorgan Chase Bank, N.A. as Administrative Agent and L/C Issuer.

99.1	Press release of DreamWorks Animation SKG, Inc. dated August 14, 2013